LIBERTY ALL-STAR® GROWTH FUND

ASG

1ST QUARTER MARCH 31, 2013

ALL-STAR®
GROWTH FUND

LIBERTY ALL-STAR® GROWTH FUND, INC.

Period Ending March 31, 2013 (Unaudited)

Fund Statistics	1st Quarter 2013
Net Asset Value (NAV)	$4.89
Market Price	$4.46
Discount	8.8%
Distribution	$0.07
Market Price Trading Range	$4.11 to $4.46
Discount Range	8.0% to 10.8%

Performance
Shares Valued at NAV with Dividends Reinvested	9.48%
Shares Valued at Market Price with Dividends Reinvested	11.66%
NASDAQ Composite Index	8.52%
Russell 3000® Growth Index	9.82%
S&P 500® Index	10.61%
Lipper Multi-Cap Growth Mutual Fund Average*	9.20%
NAV Reinvested Percentile Rank (1 = best; 100 = worst)	39th
Number of Funds in Category	552

*	Percentile rank calculated using the Fund’s NAV Reinvested return within the Lipper Multi-Cap Growth Mutual Fund Universe.

Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures shown for the unmanaged NASDAQ Composite Index, the Russell 3000® Growth Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 16.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

The Fund is a closed-end fund and does not continuously offer shares. The Fund trades in the secondary market, investors wishing to buy or sell shares need to place orders through an intermediary or broker by using the Fund’s ticker symbol: ASG. The share price of a closed-end fund is based on the market’s value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter
Fellow Shareholders:	April 2013

The domestic equity market began 2013 by posting a quarter of historic proportions, as both the S&P 500® Index and the Dow Jones Industrial Average (DJIA) reached record highs. The widely followed DJIA recorded its best opening quarter since 1998, initially reaching a new high of 14253.77 on March 5 and a new record high by closing the quarter at 14578.54. Just over three weeks later on March 28—the final trading day of the quarter—the S&P 500® Index closed at its own record high of 1569.19. Both indices reached their previous peaks in 2007 prior to the financial crisis and great recession. The technology-oriented NASDAQ Composite Index closed the quarter at 3267.52, a level that remains well below its March 2000 high of 5048.62.

The equity markets delivered strong results despite economic weakness that can be traced to the financial and economic crisis. These challenges include high unemployment, a weak (but recovering) housing market, stagnant personal income and fiscal battles both here and abroad. The domestic economy grew at a muted annual rate of 0.4 percent in the fourth quarter of 2012. The Federal Reserve is generally credited with fueling the recovery through a twofold program of pumping money into the economy through its bond-purchasing programs, commonly referred to as “quantitative easing,” and keeping interest rates at record lows. In addition, there were bright spots during 2013’s first quarter. Existing home sales hit a three-year high, weekly applications for unemployment benefits generally declined, consumer spending and consumer confidence both rose, and manufacturing growth rates accelerated.

Liberty All-Star® Growth Fund kept pace with robust returns from its benchmarks. For the quarter, the Fund returned 9.48 percent with shares valued at net asset value (NAV) with dividends reinvested and 11.66 percent with shares valued at market price with dividends reinvested. By comparison, the NASDAQ Composite Index returned 8.52 percent, the S&P 500® Index returned 10.61 percent, the Russell 3000® Growth Index returned 9.82 percent and the Lipper Multi-Cap Growth Mutual Fund Average gained 9.20 percent. The discount at which Fund shares trade relative to their NAV was largely unchanged from the previous quarter.

Relative to the Russell 3000® Growth Index, the Fund was underweight the strong-performing consumer staples sector as stocks with defensive characteristics and higher dividend yields continued to be in high demand by investors seeking income in a low interest rate environment. Good stock selection in the financials and information technology sectors helped the Fund.

In keeping with policy, the Fund’s distribution for the first quarter was $0.07. The Fund’s distribution policy has been in place since 1997 and is a major component of the Fund’s total return. Since 1997, the Fund has paid distributions totaling $11.31 per share and we would emphasize that shareholders must include these distributions when determining the return on their investment in the Fund.

First Quarter Report (Unaudited) | March 31, 2013	1

President’s Letter	Liberty All-Star® Growth Fund

Like the first quarter of 2012, the first quarter of 2013 produced strong investment returns. As 2012 proved to be a good year for investors, we are hopeful that 2013 will also produce rewarding full-year results. This year, the second quarter has gotten off to a choppy start. But, we continue to believe that the Fund is well positioned for the vast majority of market environments, and we remain positive on the outlook for the year. Thank you for your continued support of the Fund.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter reflect the views of the President as of April 2013 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings
March 31, 2013 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8*	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009**	0.24
2010	0.25
2011	0.27
2012	0.27
2013 1st Quarter	0.07
Total	$11.31

*	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
**	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All-Star® Growth Fund, Inc.’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

First Quarter Report (Unaudited) | March 31, 2013	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Growth Fund
March 31, 2013 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
ACE Ltd.	2.37%
Salesforce.com, Inc.	1.94
Apple, Inc.	1.91
QUALCOMM, Inc.	1.83
Fastenal Co.	1.79
Oceaneering International, Inc.	1.74
LinkedIn Corp., Class A	1.65
Intuitive Surgical, Inc.	1.64
Cerner Corp.	1.63
ARM Holdings PLC	1.62
American Tower Corp., Class A	1.55
Signature Bank	1.50
Core Laboratories N.V.	1.48
Under Armour, Inc., Class A	1.37
Google, Inc., Class A	1.37
Visa, Inc., Class A	1.32
Allergan, Inc.	1.31
Starbucks Corp.	1.29
BioMarin Pharmaceutical, Inc.	1.18
Waste Connections, Inc.	1.12
31.61%

Economic Sectors*	Percent of Net Assets
Information Technology	29.88%
Industrials	15.37
Consumer Discretionary	14.41
Health Care	11.30
Financials	10.60
Energy	7.03
Consumer Staples	4.68
Materials	2.32
Telecommunication Services	1.55
Other Net Assets	2.86
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter
March 31, 2013 (Unaudited)

The following are the major ($500,000 or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the first quarter of 2013.

	Shares
Security Name	Purchases (Sales)	Held as of 3/31/13

Purchases

Discovery Communications, Inc., Class A	9,200	9,200
The Fresh Market, Inc.	12,546	28,519
Ulta Salon, Cosmetics & Fragrance, Inc.	9,000	9,000
Workday, Inc., Class A	14,850	16,650
Wynn Resorts Ltd.	4,500	4,500
Zoetis, Inc.	22,265	22,265

Sales

Avago Technologies Ltd.	(15,500)	0
BioMarin Pharmaceutical, Inc.	(14,836)	21,390
Occidental Petroleum Corp.	(7,300)	4,950
Robert Half International, Inc.	(16,100)	0

First Quarter Report (Unaudited) | March 31, 2013	5

Investment Managers/ Portfolio Characteristics	Liberty All-Star® Growth Fund
March 31, 2013 (Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 16 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of March 31, 2013 (Unaudited)

				Market Capitalization Spectrum
	RUSSELL GROWTH			Small Large

	SMALLCAP INDEX	MIDCAP INDEX	LARGECAP INDEX	M.A. WEATHERBIE	TCW (MID-CAP)	TCW (LARGE-CAP)	TOTAL FUND
Number of Holdings	1,104	459	574	60	50	32	126*
Weighted Average Market Capitalization (billions)	$1.8	$10.1	$93.6	$2.7	$9.5	$71.8	$28.4
Average Five-Year Sales Per Share Growth	8%	9%	12%	13%	13%	16%	14%
Average Five-Year Earnings Per Share Growth	20%	20%	18%	21%	23%	22%	22%
Price/Earnings Ratio**	22x	22x	19x	26x	26x	24x	25x
Price/Book Value Ratio	5.1x	5.6x	5.4x	5.1x	7.2x	6.7x	6.3x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
As of March 31, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.14%)
CONSUMER DISCRETIONARY (14.41%)

Auto Components (0.61%)
BorgWarner, Inc.(a)	8,900	$688,326

Automobiles (0.33%)
Thor Industries, Inc.	10,076	370,696

Distributors (0.75%)
LKQ Corp.(a)	39,284	854,820

Hotels, Restaurants & Leisure (2.90%)
Arcos Dorados Holdings, Inc., Class A	50,300	663,960
BJ’s Restaurants, Inc.(a)	17,969	598,008
Starbucks Corp.	25,750	1,466,720
Wynn Resorts Ltd.	4,500	563,220

		3,291,908

Household Durables (0.46%)
Harman International Industries, Inc.	11,767	525,161

Internet & Catalog Retail (2.53%)
Amazon.com, Inc.(a)	4,515	1,203,202
priceline.com, Inc.(a)	1,525	1,049,093
Shutterfly, Inc.(a)	13,821	610,474

		2,862,769

Media (0.64%)
Discovery Communications, Inc., Class A(a)	9,200	724,408

Specialty Retail (3.64%)
CarMax, Inc.(a)	12,950	540,015
Dick’s Sporting Goods, Inc.	15,100	714,230
DSW, Inc., Class A	7,650	488,070
Francesca’s Holdings Corp.(a)	25,980	744,587
rue21, Inc.(a)	24,206	711,414
Tiffany & Co.	2,797	194,504
Ulta Salon, Cosmetics & Fragrance, Inc.(a)	9,000	730,530

		4,123,350

Textiles, Apparel & Luxury Goods (2.55%)
Deckers Outdoor Corp.(a)	13,660	760,726
Gildan Activewear, Inc.	14,400	574,704
Under Armour, Inc., Class A(a)	30,400	1,556,480

		2,891,910

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2013	7

Schedule of Investments	Liberty All-Star® Growth Fund
As of March 31, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
CONSUMER STAPLES (4.68%)

Beverages (0.64%)
Monster Beverage Corp.(a)	15,200	$725,648

Food & Staples Retailing (2.46%)
Costco Wholesale Corp.	8,450	896,629
The Fresh Market, Inc.(a)	28,519	1,219,758
PriceSmart, Inc.	8,604	669,649

		2,786,036

Food Products (1.58%)
The Hain Celestial Group, Inc.(a)	12,400	757,392
Mead Johnson Nutrition Co.	13,300	1,030,085

		1,787,477

ENERGY (7.03%)

Energy Equipment & Services (6.69%)
Core Laboratories N.V.	12,149	1,675,590
Dril-Quip, Inc.(a)	7,385	643,750
Forum Energy Technologies, Inc.(a)	20,729	596,166
Lufkin Industries, Inc.	12,732	845,278
National-Oilwell Varco, Inc.	9,000	636,750
Oceaneering International, Inc.	29,750	1,975,698
Schlumberger Ltd.	16,145	1,209,099

		7,582,331

Oil, Gas & Consumable Fuels (0.34%)
Occidental Petroleum Corp.	4,950	387,931

FINANCIALS (10.60%)

Capital Markets (4.11%)
Affiliated Managers Group, Inc.(a)	3,752	576,195
The Charles Schwab Corp.	44,000	778,360
Financial Engines, Inc.	18,718	677,966
FXCM, Inc., Class A	37,817	517,336
T. Rowe Price Group, Inc.	12,400	928,388
Virtus Investment Partners, Inc.(a)	6,318	1,176,917

		4,655,162

Commercial Banks (1.50%)
Signature Bank(a)	21,535	1,696,097

Diversified Financial Services (0.61%)
Portfolio Recovery Associates, Inc.(a)	5,418	687,652

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
As of March 31, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Insurance (3.00%)
ACE Ltd.	30,200	$2,686,894
Greenlight Capital Re Ltd., Class A(a)	29,418	719,270

		3,406,164

Real Estate Management & Development (1.38%)
FirstService Corp.(a)	28,267	939,595
Zillow, Inc., Class A(a)	11,459	626,464

		1,566,059

HEALTH CARE (11.30%)

Biotechnology (2.72%)
Ariad Pharmaceuticals, Inc.(a)	17,350	313,861
BioMarin Pharmaceutical, Inc.(a)	21,390	1,331,741
Cepheid, Inc.(a)	9,300	356,841
Ironwood Pharmaceuticals, Inc.(a)	16,750	306,358
Puma Biotechnology, Inc.(a)	10,812	361,013
Vertex Pharmaceuticals, Inc.(a)	7,550	415,099

		3,084,913

Health Care Equipment & Supplies (2.44%)
Intuitive Surgical, Inc.(a)	3,780	1,856,698
Masimo Corp.	23,940	469,703
Neogen Corp.(a)	8,985	445,386

		2,771,787

Health Care Providers & Services (0.30%)
ExamWorks Group, Inc.(a)	19,902	344,703

Health Care Technology (2.41%)
athenahealth, Inc.(a)	9,033	876,562
Cerner Corp.(a)	19,550	1,852,363

		2,728,925

Life Sciences Tools & Services (1.46%)
Illumina, Inc.(a)	14,600	788,400
Life Technologies Corp.(a)	13,400	866,042

		1,654,442

Pharmaceuticals (1.97%)
Allergan, Inc.	13,300	1,484,679
Zoetis, Inc.(a)	22,265	743,651

		2,228,330

INDUSTRIALS (15.37%)

Aerospace & Defense (3.17%)
B/E Aerospace, Inc.(a)	16,600	1,000,814
HEICO Corp.	14,080	611,213
Precision Castparts Corp.	6,400	1,213,568

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2013	9

Schedule of Investments	Liberty All-Star® Growth Fund
As of March 31, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Aerospace & Defense (continued)
TransDigm Group, Inc.	5,005	$765,364

		3,590,959

Air Freight & Logistics (0.43%)
Echo Global Logistics, Inc.(a)	21,789	481,973

Commercial Services & Supplies (1.37%)
InnerWorkings, Inc.(a)	18,882	285,874
Waste Connections, Inc.	35,328	1,271,101

		1,556,975

Electrical Equipment (1.46%)
AMETEK, Inc.	9,500	411,920
Rockwell Automation, Inc.	5,700	492,195
Roper Industries, Inc.	5,900	751,129

		1,655,244

Machinery (2.32%)
Cummins, Inc.	7,800	903,318
Graco, Inc.	11,839	687,017
Middleby Corp.(a)	4,290	652,724
Rexnord Corp.(a)	18,376	390,122

		2,633,181

Professional Services (3.61%)
Huron Consulting Group, Inc.(a)	15,126	609,880
IHS, Inc., Class A(a)	9,029	945,517
Mistras Group, Inc.(a)	12,962	313,810
Stantec, Inc.	15,066	661,699
Verisk Analytics, Inc., Class A(a)	19,450	1,198,704
WageWorks, Inc.(a)	14,446	361,583

		4,091,193

Road & Rail (0.53%)
Landstar System, Inc.	10,610	605,725

Trading Companies & Distributors (2.48%)
Fastenal Co.	39,550	2,030,892
MSC Industrial Direct Co., Inc., Class A	9,100	780,598

		2,811,490

INFORMATION TECHNOLOGY (29.88%)

Communications Equipment (3.59%)
InterDigital, Inc.	11,506	550,332
Palo Alto Networks, Inc.(a)	12,250	693,350
Polycom, Inc.(a)	67,911	752,454
QUALCOMM, Inc.	31,015	2,076,454

		4,072,590

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
As of March 31, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Computers & Peripherals (2.50%)
Apple, Inc.	4,900	$2,168,887
Fusion-io, Inc.(a)	40,594	664,524

		2,833,411

Electronic Equipment & Instruments (1.91%)
FARO Technologies, Inc.(a)	16,176	701,877
IPG Photonics Corp.	12,808	850,579
National Instruments Corp.	18,696	612,294

		2,164,750

Internet Software & Services (7.40%)
Equinix, Inc.(a)	5,700	1,232,967
Google, Inc., Class A(a)	1,960	1,556,299
LinkedIn Corp., Class A(a)	10,600	1,866,236
Liquidity Services, Inc.(a)	28,714	855,964
NIC, Inc.	18,787	359,959
Rackspace Hosting, Inc.(a)	15,450	779,916
SPS Commerce, Inc.(a)	14,035	598,874
Stamps.com, Inc.(a)	25,657	640,655
VistaPrint Ltd.(a)	12,818	495,544

		8,386,414

IT Services (3.22%)
Cognizant Technology Solutions Corp., Class A(a)	13,350	1,022,743
ServiceSource International, Inc.(a)	58,124	410,937
VeriFone Systems, Inc.(a)	34,754	718,713
Visa, Inc., Class A	8,815	1,497,139

		3,649,532

Semiconductors & Semiconductor Equipment (2.66%)
ARM Holdings PLC(b)	43,367	1,837,460
Cavium, Inc.(a)	13,638	529,291
Hittite Microwave Corp.(a)	10,772	652,352

		3,019,103

Software (8.60%)
ANSYS, Inc.(a)	15,146	1,233,187
Concur Technologies, Inc.(a)	8,227	564,866
FleetMatics Group PLC(a)	9,390	227,707
RealPage, Inc.(a)	26,145	541,463
Salesforce.com, Inc.(a)	12,300	2,199,609
Solera Holdings, Inc.	17,724	1,033,841
Splunk, Inc.(a)	24,567	983,417
Ultimate Software Group, Inc.(a)	11,442	1,191,799
VMware, Inc., Class A(a)	9,450	745,416
Workday, Inc., Class A(a)	16,650	1,026,140

		9,747,445

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2013	11

Schedule of Investments	Liberty All-Star® Growth Fund
As of March 31, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
MATERIALS (2.32%)

Chemicals (0.96%)
Praxair, Inc.	9,775	$1,090,304

Metals & Mining (1.36%)
Allegheny Technologies, Inc.	21,200	672,252
Silver Wheaton Corp.	27,600	865,260

		1,537,512

TELECOMMUNICATION SERVICES (1.55%)

Wireless Telecommunication Services (1.55%)
American Tower Corp.	22,900	1,761,468

TOTAL COMMON STOCKS
(COST OF $79,884,353)		110,116,274

	PAR VALUE

SHORT TERM INVESTMENT (2.62%)
REPURCHASE AGREEMENT (2.62%)
Repurchase agreement with State Street Bank & Trust Co., dated 03/28/13, due 04/01/13 at 0.01%, collateralized by Federal National Mortgage Association 3.05%, 01/01/42, market value of $3,038,391 (Repurchase proceeds of $2,972,003) (COST OF $2,972,000)	$2,972,000	$2,972,000

TOTAL INVESTMENTS (99.76%)
(COST OF $82,856,353)(c)		113,088,274
OTHER ASSETS IN EXCESS OF LIABILITIES (0.24%)		273,626

NET ASSETS (100.00%)		$113,361,900

NET ASSET VALUE PER SHARE
(23,175,491 SHARES OUTSTANDING)		$4.89

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $83,701,730.

Gross unrealized appreciation and depreciation at March 31, 2013 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$31,590,655
Gross unrealized depreciation	(2,204,111)
Net unrealized appreciation	$29,386,544

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments
March 31, 2013 (Unaudited)

Security Valuation

Equity securities including common stocks and exchange traded funds are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Fund’s Board of Directors.

Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. For the period ended March 31, 2013, the Fund only held American Depositary Receipts and did not hold any securities denominated in foreign currencies.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

First Quarter Report (Unaudited) | March 31, 2013	13

Notes to Schedule of Investments	Liberty All-Star® Growth Fund
March 31, 2013 (Unaudited)

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2013. The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred.

	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$110,116,274	$–	$–	$110,116,274
Short Term Investment	–	2,972,000	–	2,972,000
Total	$110,116,274	$2,972,000	$–	$113,088,274

*See	Schedule of Investments for industry classification.

For the period ended March 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

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Liberty All-Star® Growth Fund	Notes to Schedule of Investments
March 31, 2013 (Unaudited)

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquiror and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

First Quarter Report (Unaudited) | March 31, 2013	15

Description of Lipper Benchmark And Market Indices	Liberty All-Star® Growth Fund
March 31, 2013 (Unaudited)

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500® Index.

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

S&P 500® Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities.

You cannot invest directly in an index.

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INVESTMENT ADVISOR	LEGAL COUNSEL
ALPS Advisors, Inc.	K&L Gates LLP
1290 Broadway, Suite 1100	1601 K Street, NW
Denver, Colorado 80203	Washington, DC 20006
303-623-2577 www.all-starfunds.com

DIRECTORS
John A. Benning*
INDEPENDENT REGISTERED	Thomas W. Brock*
PUBLIC ACCOUNTING FIRM	Edmund J. Burke
Deloitte & Touche LLP	George R. Gaspari*
555 Seventeenth Street, Suite 3600	Richard W. Lowry*, Chairman
Denver, Colorado 80202	Dr. John J. Neuhauser*
Richard C. Rantzow*

CUSTODIAN
State Street Bank & Trust Company	OFFICERS
One Lincoln Street	William R. Parmentier, Jr., President
Boston, Massachusetts 02111	Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
INVESTOR ASSISTANCE,	Tané T. Tyler, Secretary
TRANSFER & DIVIDEND	Alex J. Marks, Assistant Secretary
DISBURSING AGENT & REGISTRAR	Melanie H. Zimdars, Chief Compliance Officer
Computershare Trust Company, N.A.
P.O. Box 43078	* Member of the Audit Committee
Providence, Rhode Island 02940-3078
1-800-LIB-FUND (1-800-542-3863) www.computershare.com

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000XXX X/XX/13